Exhibit 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report on Form 10-Q of FSP Galleria North Corp. (the "Company") for the period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Barbara J. Fournier, Chief Operating Officer and principal financial officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 9, 2007                             /s/ Barbara J. Fournier
                                              -------------------------
                                              Barbara J. Fournier
                                              Chief Operating Officer
                                              (Principal Financial Officer)